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                                                                    EXHIBIT 10.1

                             KATY INDUSTRIES, INC.

                          FIRST AMENDMENT AND WAIVER
                              TO CREDIT AGREEMENT

          This FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of September 27, 2001 and entered into by and among KATY INDUSTRIES, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as agent for Lenders (in such capacity, "Agent"), and for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 28, 2001 (the "Credit Agreement"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company has requested that Lenders amend the Credit Agreement to either waive or amend certain requirements of Company and its Subsidiaries with respect to certain of the Deposit Accounts of Loan Parties:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          A. Subsection 2.10A of the Credit Agreement is hereby amended by (i) deleting the reference to "30 days" appearing in subsections
2.10A(iii)(c)(1)(II) and 2.10A(iii)(d) and substituting in each case therefor "150 days", and (ii) adding at the end of subsection 2.10A of the Credit Agreement the following:

     "provided, that notwithstanding anything to the contrary set forth in this
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     Agreement, (x) neither the 30 day extension grantable by Agent pursuant to subsection 6.12 nor the 30 day grace period under subsection 8.5 hereof shall be applicable to the requirements set forth in subsections 2.10A(iii)(c)(1)(II) and 2.10A(iii)(d), and (y) an extension of the date by which the requirements of subsection 2.10A(iii)(c)(1)(II) are to be fulfilled shall not be deemed to be a waiver of any eligibility requirements for any Inventory or Accounts Receivable, including without limitation the eligibility requirements set forth in clause (ii)(2) of the proviso of each of the definitions of 'Eligible U.K. Accounts Receivable' and 'Eligible U.K. Inventory.'"

          B. Subsection 6.1 of the Credit Agreement is hereby amended by (i) deleting the "and" appearing at the end of clause (xix) thereof, (ii) deleting the "." appearing at the end of clause (xx) thereof and substituting "; and" therefor, and (iii) adding the following clause at the end thereof:
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          "(xxi)  Historical Information:  (x) by October 25, 2001 historical
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     information regarding the preferential creditors of the U.K. division of
     Contico for the twelve month period ended September 30, 2001 in such format and detail as are satisfactory to Agent and thereafter (y) within 30 days after the end of each Fiscal Quarter historical information regarding the preferential creditors of the U.K. division of Contico for the twelve month period then ended in such format and detail as are satisfactory to Agent."

          C. Subsection 6.10F. of the Credit Agreement is hereby amended by deleting in its entirety and substituting the following in lieu thereof:

     "(i) Within 120 days of the Closing Date, Company shall deliver to Agent an appraisal of the Inventory of the U.K. division of Contico in form and substance satisfactory to Agent; provided, that notwithstanding anything to
                                      --------
     the contrary set forth in this Agreement, the 30 day grace period under subsection 8.5 hereof shall not be applicable to the requirements set forth in this subsection 6.10F(i), and (ii) within 60 days of the Closing Date, Company shall deliver to Agent a collateral examination report of the Inventory and Accounts of the U.K. division of Contico in form and substance satisfactory to Agent."

          D. Subsection 6.12 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

          "Notwithstanding subsection 2.10 or the foregoing paragraph of this subsection 6.12, Company shall not be obligated to enter into a Blocked Account Agreement (or for the Deposit Accounts described in clause (vii) below, Company shall be given an extension to enter into a Blocked Account Agreement) with respect to the following Deposit Accounts: 1178 maintained with First Community Credit Union, 942-901-9522 maintained with Fleet Bank, 271050-30011 maintained with Bank of America, 1005039241 maintained with Firstar, 169-0504400 maintained with Firstar of Northwest County, 1036-5617-9787 maintained with US Bank, 103656179779 maintained with US Bank, 0032-5164-6420 maintained with Bank of America, 000-880-4 maintained with First State Bank, 600-361798 maintained with First State Bank, 1067977 maintained with Tri Counties Bank, 91524 maintained with Amcore Bank, 328270020683 maintained with Key Bank, 5216433779 BB&T North Carolina, 137480 maintained with Darby Bank & Trust, 137499 maintained with Darby Bank & Trust, 021-844-2366 maintained with Fulton Bank, 3500720218 maintained with Firstar, 100-1108677 maintained with Firstar, 5590034673 maintained with LaSalle Bank, 5590034707 maintained with LaSalle Bank, 5590034715 maintained with LaSalle Bank, 5590034616 maintained with LaSalle Bank, 6000203892 maintained with Key Bank, 5590034541 maintained with LaSalle Bank, 5590034574 maintained with LaSalle Bank, 3500720143 maintained with LaSalle Bank, 5590034673 maintained with LaSalle Bank, 5800283029 maintained with LaSalle Bank, 5590034582 maintained with LaSalle Bank, 5590034566 maintained with LaSalle Bank, 5590034590 maintained with LaSalle Bank, 5590034608 maintained with LaSalle Bank, 5590034624 maintained with LaSalle
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     Bank, 5590034632 maintained with LaSalle Bank, 5590034640 maintained with
     LaSalle Bank, 5590020185 maintained with LaSalle Bank, 5590034657 maintained with LaSalle Bank, 5800283078 maintained with LaSalle Bank, 5590034699 maintained with LaSalle Bank, 5800285719 maintained with LaSalle Bank, 5800285701 maintained with LaSalle Bank, 5899285859 maintained with LaSalle Bank, 5800285693 maintained by LaSalle Bank, 021-844-2358 with Fulton Bank and 021-844-2374 maintained with Fulton Bank; provided, that
                                                               --------  ----
     Company shall, and shall cause each of its Subsidiaries to, comply with each of the following requirements at all times:

                    (i) Company shall, and shall cause its Subsidiaries to, maintain Deposit Account Box 1178 solely as a safety deposit account and such Deposit Account shall not at any time receive or hold any monies;

                    (ii) Company shall, and shall cause its Subsidiaries to, permit deposits into Deposit Account Nos. 942-901-9522, 5590034616 and 5590034715, which deposits shall be solely comprised of insurance proceeds payable to the employees of the Company and its Subsidiaries under health insurance policies;

                    (iii) Company shall not, and shall not permit its Subsidiaries to, permit the outstanding balance of Deposit Accounts No. 137480, and 91524 to exceed $10,000 at any time;

                    (iv) Company shall not, and shall not permit its Subsidiaries to, permit the outstanding balance of Deposit Accounts Nos. 271050-30011, 1005039241, 600-361798 and 169-0504400 to exceed
          $5,000 at any time;

                    (v)    Company shall, and shall cause its Subsidiaries, to
          (i) prevent any deposits from being made into Deposit Account Nos. 1036-5617-9787 and 103656179779 any time after October 15, 2001 and
          (ii) close such Deposit Accounts by no later than November 30, 2001 and provide Agent with satisfactory evidence of same on or before such date;

                    (vi) Company shall not, and shall not permit its Subsidiaries to, permit (A) Deposit Account No. 6000203892 to receive deposits from any Loan Party or any other Person other than any deposit to be used solely by the applicable Loan Party for payments required to be made by such Loan Party under such Loan Party's pension plans within 30 days of such deposit or (B) the outstanding balance of such Deposit Account to exceed $100,000 at any time;

                    (vii) Company shall and shall cause its Subsidiaries to enter into a Blocked Account Agreement with respect to Deposit Account Nos. 021-844-2358, 5590034541, 5590034574, 3500720143, 5590034673,
          5800283029, 5590034582, 5590034566, 5590034590, 5590034608,
          5590034624, 5590034632, 5590034640, 5590020185, 5590034657,
          5800283078, 000-880-
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          4, 5216433779, 137499, 021-844-2366, 3500720218, 328270020683,
          5590034673, 0032-5164-6420, 1067977, 5590034707, 5590034699,
          5800285719, 5800285701, 5800285859, 5800285693 and 100-1108677 with the applicable financial institutions within 150 days of the Closing Date; provided that so long as any such Deposit Account is a
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          disbursement Deposit Account, the Blocked Account Agreement with respect to such Deposit Account shall not require an automatic daily transfer to the BTCo Account but shall give "control" of such Deposit Account to Agent (as such term is defined in Revised Article 9) and

                    (viii) Company shall not, and shall not permit its Subsidiaries to, permit (A) Deposit Account No. 021-844-2374 to receive deposits from any Loan Party or any other Person other than any deposit to be used solely by the applicable Loan Party for the payment of withholding and other payroll taxes owed by such Loan Party to either state or federal government within 30 days of such deposit or (B) the outstanding balance of such Deposit Account to exceed $200,000.00 at any time."

          E. Subsection 7.17 of the Credit Agreement is hereby amended by deleting in its entirety and substituting the following in lieu thereof:

          "Except as permitted in subsection 2.10A(iii) and the second paragraph of subsection 6.12, Company shall not, and shall not permit any of its Domestic Subsidiaries to, maintain any Deposit Account which is not a Lock Box Account or a Concentration Account or a disbursement account under the exclusive dominion and control of Agent. Except as permitted in subsection 2.10A(iii), Company shall not permit Woods or Glit to maintain any Deposit Account which is not a Lock Box Account or which is not subject to a Blocked Account Agreement."

          F. Subsection 8.3 of the Credit Agreement is hereby amended by deleting in its entirety and substituting the following in lieu thereof:

          "Failure of Company to perform or comply with any term or condition contained in subsections 2.5 or 6.2 or Section 7 or the second paragraph of subsection 6.12 of this Agreement or failure of Holdings to perform or comply with any term or condition contained in subsection 10(a) or Section 11 of the Holdings Guaranty."

          Section 2.  CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

          A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:
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          (i)   Officer's Certificates of Company, dated a recent date prior to the First Amendment Effective Date, certifying that (a) there has been no change in any of the Loan Parties' Organizational Documents from the date of the Credit Agreement, and (b) the resolutions adopted by the Board of Directors of Company approving and authorizing the execution, delivery, and performance of this Amendment are in full force and effect without modification or amendment;

          (ii) Signature and incumbency certificates of the officers of Company executing this Amendment; and

          (iii) Ten (10) executed copies of this Amendment executed by Company and each Credit Support Party.

          B. On or before the First Amendment Effective Date, Requisite Lenders shall deliver to Agent copies of this Amendment executed by Requisite Lenders.

         Section 3.  REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Corporate Power and Authority. Each Loan Party has all requisite corporate or other entity power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other entity action on the part of each Loan Party.

         C. No Conflict. The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties, the Organizational Documents of the Loan Parties or any order, judgment or decree of any court or other Government Authority binding on the Loan Parties, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Loan Parties,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Loan Parties (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of the Loan Parties, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.

         D. Governmental Consents. The execution, delivery and performance by the Loan Parties of this Amendment and the performance by Loan Parties of the Amended Agreement do not and will not require any Governmental Authorization.
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          E.   Binding Obligation.  This Amendment has been duly executed and delivered by the Loan Parties and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          Section 4.  ACKNOWLEDGEMENT AND CONSENT

          Holdings and each of the Subsidiary Guarantors is a party to certain of the Holdings Guaranty and Subsidiary Guaranty and the Collateral Documents and Company is a party to certain of the Collateral Documents. Company, Holdings and each of the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the Guaranties and Collateral Documents are collectively referred to herein as the "Credit Support Documents."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First

Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE
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STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD
REQUIRE APPLICATION OF ANOTHER LAW.

          E. Funding and Payment Office Change and Notice Address under each of the Loan Documents. Agent hereby notifies Company and each Lender that (i) the Funding and Payment Office shall be, until further notice, the office of Agent located at 40 Kingsbridge Road, Piscataway, New Jersey 08854 and (ii) its notice address under each of the Loan Documents shall be Bankers Trust Company, 40 Kingsbridge Road, Piscataway, New Jersey 08854, Attention: Sam Cardone.

          F. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and each of the Credit Support Parties and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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